                                                                  EXHIBIT 10.1

                         RESTRICTED STOCK PURCHASE AGREEMENT


    THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is made this
____ day of ____________, 1996 (the "Effective Date"), by and among Triangle Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Dennis Liotta ("Stockholder," which term also includes his or her heirs, executors, guardians, successors and assigns).

    WHEREAS, Stockholder has agreed to purchase from the Company and the Company has agreed to sell to Stockholder, on the terms and conditions set forth in this Agreement, 60,000 shares of the Company's Common Stock (the "Stock," which term for purposes of this Agreement also includes any additional shares of Common Stock of the Company now owned or hereafter acquired by Stockholder) at the purchase price of $0.01 per share (the "Purchase Price").

    NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereby agree as follows:

         1. PURCHASE OF COMMON STOCK.

              (a) PURCHASE. Stockholder hereby purchases, and the Company hereby sells to Stockholder, 60,000 shares of Stock at the Purchase Price.

              (b) PAYMENT. Concurrently with the execution of this Agreement, Stockholder shall pay the Purchase Price for the 60,000 shares of Stock either in cash or cash equivalent.

              (c) DELIVERY OF CERTIFICATES. The certificates representing the Stock purchased hereunder shall be delivered to Stockholder promptly after the date of this Agreement.

    2. RESTRICTIONS ON TRANSFER. Except as permitted by the terms of this Agreement, Stockholder may not make any sale, exchange, transfer, assignment, gift, pledge, encumbrance, hypothecation or alienation of any shares of the Stock, or any interest in such shares, now held by or hereafter acquired by Stockholder, whether voluntarily or involuntarily or by operation of law (hereinafter collectively referred to as a "transfer").

    3.   PURCHASE OPTION.

              (a) COMPANY PURCHASE OPTION. The Company is hereby granted the right (the "Purchase Option") from Stockholder, exercisable at any time during the thirty

(30)-day period following the date Stockholder ceases for any reason to be a Service Provider to the Company, to repurchase any or all of the Stock in which Stockholder has not acquired a vested interest in accordance with the vesting provisions of Section 3(c) (such shares to be hereinafter called the "Unvested Stock"). The purchase price for the Unvested Stock that the Company repurchases from Stockholder shall be the portion of the Purchase Price paid by Stockholder for such Unvested Stock (the "Option Price"). For purposes of this Agreement, Stockholder shall be deemed to be a Service Provider to the Company for so long as Stockholder renders regular and on-going services to the Company or one or more of its parent or subsidiary corporations, whether as an employee, a non-employee member of the board of directors, an independent non-employee consultant or a non-employee member of the Company's Scientific Advisory Board.

              (b) EXERCISE OF PURCHASE OPTION. The Purchase Option, if exercised by the Company, shall be exercised by written notice signed by an officer of the Company and delivered or mailed to Stockholder, which notice shall specify the time, place and date for settlement of such purchase. The Company may pay for the shares of Unvested Stock it has elected to repurchase
(i) by delivery to Stockholder or his or her executor of a check in the amount of the Option Price, (ii) by cancellation by the Company of an amount of Stockholder's indebtedness to the Company in the amount of the Option Price, or
(iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the Option Price.

              (c)  TERMINATION OF THE PURCHASE OPTION.

                   (i) The Purchase Option shall terminate with respect to any Unvested Shares for which it is not timely exercised under Section 3(b). In addition, the Purchase Option shall terminate, and cease to be exercisable, with respect to any and all Stock in which Stockholder vests in accordance with the schedule below. Accordingly, provided Stockholder continues to be a Service Provider to the Company, Stockholder shall acquire a vested interest in, and the Purchase Option shall lapse with respect to, the Stock in accordance with the following provision:

              From and after the expiration of the nine (9) month period beginning on the Effective Date (the "Cliff Period"), Stockholder shall acquire a vested interest in, and the Purchase Option shall lapse with respect to, 25% of the Stock. Thereafter, beginning on the first day following the Cliff Period, Stockholder shall acquire a vested interest in, and the Purchase Option shall lapse with respect to, the remaining Stock in a series of successive monthly installments each equal to 1/36 of the remaining Stock.

              All Stock as to which the Purchase Option lapses shall, however, continue to be subject to all the terms of this Agreement, including the right of first refusal contained in Section 5 and the market stand-off provisions of
Section 8.

              (d) FRACTIONAL SHARES. No fractional shares shall be repurchased by the Company. Accordingly, should the Purchase Option extend to a fractional share (in accordance with the vesting computation provisions of Section 3(c)) at the time Stockholder ceases to be a Service Provider, then such fractional share shall be added to any fractional share in which Stockholder is at such time vested in order to make one whole vested share no longer subject to the Purchase Option.

              (e) NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Section 3 shall confer upon Stockholder any right to continue in the service of the Company (or any parent or subsidiary of the Company) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary of the Company), which rights are hereby expressly reserved, to terminate employment or any other role as a Service Provider at any time for any reason whatsoever, with or without cause.

         4.   ESCROW.

              (a) DEPOSIT. Upon any issuance of Stock to Stockholder, the certificates for such Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Section 4. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of EXHIBIT A. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 4(c) below. Upon delivery of the certificates (or other assets and securities) to the Company, Stockholder shall be issued an instrument of deposit acknowledging the number of shares of Stock (or other assets and securities) delivered in escrow to the Company.

              (b) RECAPITALIZATION. All regular cash dividends on the Stock (or other securities at the time held in escrow) shall be paid directly to Stockholder and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction (as defined in Section 9 below), any new, substituted or additional securities or other property which is by reason of such Corporate Transaction distributed with respect to the Stock shall be immediately delivered to the Company to be held in escrow under this

Section 4, but only to the extent the shares of Stock are at the time subject to the escrow requirements of Section 4(a).

              (c) RELEASE/SURRENDER. The Stock, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

                   (i) Should the Company elect to exercise the Purchase Option under Section 3 with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to Stockholder, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the portion of the Purchase Price previously paid for such Unvested Shares, and Stockholder shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities).

                   (ii) As the interest of Stockholder in the Stock (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Section 3, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to Stockholder in accordance with the following schedule:

                        (A) Subsequent releases of vested Stock (or other vested assets and securities) from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur twelve (12) months after the date of this Agreement.

                        (B) Upon Stockholder's cessation of Service Provider status, any escrowed Stock (or other assets or securities) in which Stockholder is at the time vested shall be promptly released from escrow.

                        (C) Upon any earlier termination of the Purchase Option in accordance with the applicable provisions of Section 3, the Stock (or other assets or securities) at the time held in escrow hereunder shall promptly be released to Stockholder as fully vested shares or other property.

                   (iii) All Stock (or other assets or securities) released from escrow in accordance with the provisions of Section 4(c)(ii) above shall nevertheless remain subject to all other provisions of this Agreement, including the market stand-off provisions of Section 8(c).

         5.   RIGHT OF FIRST REFUSAL.

              (a)  NOTICE TO THE COMPANY AND INVESTOR.

                   (i) In the event Stockholder desires to transfer any Stock other than as specifically provided in Section 6 below, Stockholder must deliver a notice in writing by certified mail ("Notice") to the Company stating (A) his or her bona fide intention to sell or transfer such shares, (B) the number of such shares to be sold or transferred, (C) the price, if any, for which he or she proposes to sell or transfer such shares, and (D) the name of the proposed purchaser or transferee.

                   (ii) In the event the proposed transfer is partially or completely in exchange for assets other than cash, then such assets shall be deemed to have a cash value in the amount determined by the Company's Board of Directors in its sole good faith opinion, in which case such cash value ascertained by the Board, when added to any cash to be exchanged and then divided by the number of shares of Stock to be transferred, shall be deemed the price per share set forth in the Notice. In the event of a gift, property settlement or other transfer in which the proposed purchaser or transferee is not paying the full price for the Stock, which transfer is not otherwise exempted from the terms of Section 5 hereof, the price shall be deemed to be the fair market value of the Stock as determined in good faith by the Board of Directors.

              (b) COMPANY RIGHT OF FIRST REFUSAL. The Company shall have an exclusive, irrevocable option (the "Company Option"), at any time within thirty
(30) days of receipt of the Notice, to purchase some or all of the Stock to which the Notice refers at the price per share specified in the Notice (as determined in Section 5(a)(ii)). The Company shall exercise the Company Option by written notice signed by an officer of the Company and delivered or mailed to Stockholder (the "Company Settlement Notice"), which notice shall specify the time, place and date for settlement of such purchase.

              (c) COMPANY SETTLEMENT. Within ten (10) days of receipt of the Company Settlement Notice, Stockholder must deliver to the Company all certificates for the Stock being acquired by the Company which are not already in the Company's custody, together with proper assignments in blank of the Stock with signatures properly guaranteed and with such other documents as may be required by the Company to provide reasonable assurance that each necessary endorsement is genuine and effective, and the Company must thereupon deliver to Stockholder full cash payment for the Stock being acquired, provided that if the terms of payment set forth in the Notice were other than cash against delivery, the Company shall pay for said shares on the same terms and conditions set forth in such Notice.

         6.   EXEMPT TRANSFERS.

              (a) PERMITTED TRANSACTIONS. The provisions of Section 5 of this Agreement shall not apply to any transfer by gift to the ancestors, descendants, siblings or spouse of Stockholder or to trusts for the benefit of such persons; provided that the transferee shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Stock shall remain "Stock" hereunder, and such transferee shall also be treated as "Stockholder" for the purposes of this Agreement.

              (b) COMPANY REPURCHASE. The provisions of Section 5 of this Agreement shall not apply to the sale of any Stock to the Company or any Stock acquired by the Company pursuant to its exercise of the Purchase Option.

         7.   SECURITIES LAW COMPLIANCE.

              (a) REPRESENTATIONS AND WARRANTIES. Stockholder hereby represents and warrants that:

                   (i) AUTHORIZATION. This Agreement constitutes Stockholder's valid and legally binding obligation, enforceable in accordance with its terms.

                   (ii) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Stockholder in reliance upon Stockholder's representation to the Company, which by Stockholder's execution of this Agreement Stockholder hereby confirms, that the Common Stock to be received by Stockholder will be acquired for investment for Stockholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Stockholder further represents that Stockholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Stockholder represents that he has full power and authority to enter into this Agreement.

                   (iii) INVESTMENT EXPERIENCE. Stockholder is an investor in securities of companies in the development stage and acknowledges that he or she is able to fend for himself or herself, can bear the economic risk of his or her investment and has such knowledge and experience in financial or business matters that he or she is capable of evaluating the merits and risks of the investment in the Stock.

                   (iv) RESTRICTED SECURITIES. Stockholder hereby confirms that he or she has been informed that the shares of Stock are restricted securities under the

Securities Act of 1933, as amended (the "1933 Act"), and may not be resold or transferred unless the shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Stockholder hereby acknowledges that he or she is prepared to hold the shares of Stock for an indefinite period and that he or she is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the shares of Stock from the registration requirements of the 1933 Act.

              (b) DISPOSITION OF SHARES. Stockholder hereby agrees that he or she shall make no disposition of the shares of Stock unless and until:

                   (i) He or she shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                   (ii) He or she shall have complied with all requirements of this Agreement applicable to the disposition of the shares of Stock; and

                   (iii) He or she shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the shares of Stock under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

         The Company shall NOT be required (i) to transfer on its books any shares of Stock which have been sold or transferred in violation of the provisions of this Section 7 OR (ii) to treat as the owner of the shares of Stock, or otherwise to accord voting or dividend rights to, any transferee to whom the shares of Stock have been transferred in contravention of this Agreement.

              (c) LEGEND. Each certificate representing the shares of Stock owned by Stockholder shall be endorsed with the following legends:

                (i) "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT BY AND BETWEEN THE REGISTERED HOLDER (OR HIS OR HER PREDECESSOR IN INTEREST) AND TRIANGLE PHARMACEUTICALS, INC. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

               (ii) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT, OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

              (iii) "THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE 'GEORGIA SECURITIES ACT OF 1973,' AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT."

              (iv) Any legend required to be placed thereon by applicable state securities laws.

         8.   SPECIAL PROVISIONS.

              (a) STOCKHOLDER RIGHTS. Until such time as the Company actually exercises the Company Option under this Agreement, Stockholder (or any successors in interest) shall have all the rights of a stockholder (including voting and dividend rights) with respect to the Stock subject, however, to the transfer restrictions of Section 2.

              (b)  SECTION 83(b) ELECTION.  Stockholder understands that under
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the Purchase Price paid for the Stock and its fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Stock pursuant to the Purchase Option under Section 3 of this Agreement. Stockholder understands that he or she may elect to be taxed at the time the shares of Stock are acquired hereunder, rather than when and as such shares of Stock cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty
(30) days after the date of purchase hereunder. Even if the fair market value of the Stock at the date of purchase equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as EXHIBIT B hereto. Stockholder understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by Stockholder as the forfeiture restrictions lapse. STOCKHOLDER ACKNOWLEDGES THAT IT IS STOCKHOLDER'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF STOCKHOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

              (c) MARKET STAND-OFF AGREEMENT. Stockholder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                   (i) such agreement shall not exceed 180 days for the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                   (ii) such agreement shall not exceed 90 days for any subsequent registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Stock of Stockholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

    9. TERMINATION. This Agreement shall terminate upon the occurrence of any one of the following events (each, a "Corporate Transaction"):

              (a) the liquidation, dissolution or indefinite cessation of the business operations of the Company;

              (b) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company; or

              (c) upon the effective date of a bona fide firm commitment underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 on Form S-1 (or any successor form designated by the Securities and Exchange Commission).

    10.  MISCELLANEOUS PROVISIONS.

              (a) NOTICE. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail (or equivalent independent service), postage prepaid and properly addressed to the party to be notified as set forth below such party's signature or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

              (b) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

              (c) WAIVER OR MODIFICATION. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by Stockholder and the Company.

              (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied in contracts among Delaware residents entered into and performed entirely within Delaware.

              (e) ATTORNEYS' FEES. In the event of any dispute involving the terms hereof, the prevailing party shall be entitled to collect legal fees and expenses from the other party.

              (f) FURTHER ASSURANCES. Each party agrees to act in accordance herewith and not to take any action which is designed to avoid the intention hereof.

              (g) OWNERSHIP. Stockholder represents and warrants that he or she is the sole legal and beneficial owner of the shares of Common Stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

              (h) SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

              (i) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

              (j) SEPARATE COUNSEL. Stockholder acknowledges and agrees that he or she has been provided the opportunity and encouraged to consult with counsel of his or her own choosing with respect to this Agreement and that Brobeck, Phleger & Harrison solely represents the interests of the Company.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             COMPANY:

                             TRIANGLE PHARMACEUTICALS, INC., a Delaware corporation



                             By:__________________________________________
                                  Dr. David Barry, Chairman and
                                  Chief Executive Officer

                   Address:  4 University Place
                             4611 University Drive
                             Durham, North Carolina 27707


                             STOCKHOLDER:



                             _____________________________________________
                             Dennis Liotta


                   Address:
                             ______________________________________________


                             ______________________________________________




               [SIGNATURE PAGE TO RESTRICTED STOCK PURCHASE AGREEMENT]

                                      EXHIBIT A

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



    FOR VALUE RECEIVED, I, Dennis Liotta, hereby sell, assign and transfer unto _______________________ _____________________ (_____________) shares of the
Common Stock of Triangle Pharmaceuticals, Inc., standing in my name on the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and appoint _________________ attorney to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.
Dated: _____________, 1996

                                  Signature:



                                  _____________________________________________
                                  Dennis Liotta


    This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and Triangle Pharmaceuticals, Inc. dated _____________, 1996.

                                      EXHIBIT B

                                  REPURCHASE RIGHTS

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1) The person who performed the services is:

    Name:___________________________________
    Address:________________________________
    Taxpayer Ident. No.:____________________
    Taxable Year: Calendar Year 19__________

(2) The property with respect to which the election is being made is __________ shares of the common stock of Triangle Pharmaceuticals, Inc.

(3) The property was issued on _______________, 19___.

(4) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason shareholder's employment with or service for the issuer is terminated. The issuer's repurchase right lapses on _________________, 19__.

(5) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_______ per share.

(6) The amount paid for such property is $________ per share.

(7) A copy of this statement was furnished to Triangle Pharmaceuticals, Inc. for whom the person rendered the service underlying the transfer of property.

(8) This statement is executed as of: _______________________________________



                                  _____________________________________________
                                  Service Provider



                                  _____________________________________________
                                  Spouse (if any)

                                      EXHIBIT C

                                  CONSENT OF SPOUSE

    I, _______________________, the spouse of Dennis Liotta, the stockholder referred to as "Stockholder" in the foregoing Restricted Stock Purchase Agreement ("Agreement") of Triangle Pharmaceuticals, Inc., a Delaware corporation (the "Company"), acknowledge that I have reviewed the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in the Agreement or any shares of the Company under the community property laws of the state of our residence or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement or thereafter.

Dated:  _________________________



                                   ____________________________________________
                                  (Signature of Spouse)



                                   ____________________________________________
                                  (Print Name of Spouse)



                                         C-1